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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported: OCTOBER 25, 2004


                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                       1-10235               36-3555336
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS.

On October 25, 2004, IDEX Corporation issued a press release announcing both the appointment of Daniel J. Salliotte as VP-Strategy and Business Development and the planned retirement of Dennis L. Metcalf, VP-Corporate Development. A copy of this press release is included below.


                 IDEX CORPORATION APPOINTS DANIEL J. SALLIOTTE
             AS VICE PRESIDENT - STRATEGY AND BUSINESS DEVELOPMENT;
                ANNOUNCES PLANNED RETIREMENT OF DENNIS L. METCALF

NORTHBROOK, IL, OCTOBER 25, 2004 - IDEX CORPORATION (NYSE: IEX) today announced that Daniel J. Salliotte has joined the company as vice president - strategy and business development.

Commenting on the appointment, Dennis K. Williams, IDEX's chairman, president and chief executive officer, said, "Dan brings to IDEX very strong analytical and leadership abilities, coupled with significant international experience in mergers & acquisitions, business strategy, and corporate development. Dan will report to me and work closely with Dennis Metcalf, our vice president - corporate development, to continue to drive our robust global acquisition and business development activities."

Separately, IDEX announced the planned retirement of Dennis L. Metcalf, vice president - corporate development, in spring 2005.

"In his 30 years with IDEX and its predecessor company, Houdaille Industries," Williams said, "Dennis Metcalf has made and continues to make an outstanding contribution to IDEX. Since 1991, he has led our corporate development activities and played a pivotal role in our company's growth, helping us expand our global platform through the completion of more than two dozen strategic acquisitions. We are deeply appreciative of Dennis' contributions and look forward to his continued leadership in the coming months as we pursue our strategic acquisition objectives and transition the corporate development role."

Salliotte joins IDEX from his most recent position as a vice president with Oxford Investment Group, a private equity firm. Prior to the Oxford Investment Group, Salliotte served as a group vice president, business development for the fluid & material-handling group within SPX Corporation. Earlier in his career, Salliotte was a management consultant with Deloitte Consulting. He started his career gaining international transaction experience with Corporate Capital Group, a merger & acquisition firm. Salliotte holds a bachelors degree from The University of Michigan and an MBA from The Wharton School at the University of Pennsylvania.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. The company's actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those factors presented in the company's most recent annual report and other company filings with the U.S. Securities and Exchange Commission.


ABOUT IDEX
IDEX Corporation is the world leader in fluid-handling technologies for positive displacement pumps, dispensing equipment for color formulation, and other highly engineered products including fire suppression equipment, rescue tools, and stainless steel custom banding. Its products are sold in niche markets to a wide range of industries throughout the world. IDEX shares are traded on the New York Stock Exchange and Chicago Stock Exchange under the symbol "IEX."

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IDEX CORPORATION

                                /s/ Dominic A. Romeo
                                -------------------------------
                                Dominic A. Romeo
                                Vice President and Chief Financial Officer


October 28, 2004